Exhibit 99.1

CERTIFICATION OF THE
CHIEF EXECUTIVE OFFICER OF
MM COMPANIES, INC.

In connection with the Quarterly Report of MM Companies, Inc. (the “Company”) on Form 10-Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James A. Mitarotonda, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James A. Mitarotonda
James A. Mitarotonda
Chief Executive Officer
November 14, 2002